Exploration and Evaluation Assets, Net (Tables)	12 Months Ended
Dec. 31, 2023
Disclosure Of Exploration And Evaluation Assets [Abstract]
Summary of Exploration and Valuation Assets, Net

Total
As at December 31, 2021	720
Additions	37
Write-downs (1)	(64)
Change in Decommissioning Liabilities	(12)
Exchange Rate Movements and Other	4
As at December 31, 2022	685
Acquisition	31
Additions	84
Transfer to PP&E (Note 19)	(60)
Write-downs (1)	(29)
Change in Decommissioning Liabilities	28
Exchange Rate Movements and Other	(1)
As at December 31, 2023	738
(1)For the year ended December 31, 2023, previously capitalized E&E costs of $14 million, $6 million and $9 million in the Oil Sands, Conventional and Offshore segments, respectively, were written off as exploration expense (2022 – $2 million and $62 million in the Oil Sands and Offshore segments, respectively), as the carrying value was not considered to be recoverable.